UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Science & Technology Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks were volatile during the first half of 2008. Investor pessimism increased late in the period and, by early July, the Dow Jones Industrial Average and the S&P 500 Stock Index slipped into bear market territory (commonly defined as a drop of 20% or more from their highs). Benefiting from strong demand and rising prices, energy and materials were the only sectors that were able to generate positive returns. Science and technology stocks were caught in the market’s downdraft, but there was a slight consolation. In periods of weak markets, tech stocks generally underperform the market. In the first six months of 2008, however, tech stocks and the Science & Technology Fund may have lost ground, but they held up better than the overall market.

For the six-month period ended June 30, 2008, the fund returned -7.12%, outperforming the unmanaged S&P 500 Index and the Lipper Science & Technology Funds Index, as shown in the accompanying Performance Comparison table. (Advisor Class shares returned -7.18%, reflecting their different fee structure.) For the past eight years, technology stocks generally have not done well in the first half of the year, and we seem to be keeping to this pattern for the first half of 2008.

HIGHLIGHTS

• Science and technology stocks were caught in the overall market’s downdraft, but they outperformed a number of other sectors.

• In this challenging environment, the Science & Technology Fund posted a loss but outperformed the overall market and its peer group index.

• We remain focused on companies with growing market share and strong management teams that can take advantage of opportunities regardless of economic conditions.

• An uncertain economic environment and overly optimistic earnings expectations are likely to weigh on tech stocks in 2008. We believe the most promising opportunities are in semiconductors and tech companies with broad international exposure.

MARKET ENVIRONMENT

Science and technology stocks could not overcome the weakening economic conditions in the U.S. and the world’s other developed countries. Moreover, they could not avoid the fallout from the housing crisis and the financial market turmoil. The market’s current downward slide has unmistakable similarities to the collapse of the tech bubble in 2000. Prior to Y2K, the high demand for computers, software, and network infrastructure created overcapacity. By 2001, tech purchases dropped off precipitously, earnings for tech companies decreased, and technology stocks dragged down the rest of the market. The market spent two years in a downward spiral. Today, we are looking at a real estate bubble where people bought houses they really could afford only if housing prices kept rising. The collapse in the housing market and the increase in foreclosures have pulled down the financials, which in turn weighed on the rest of the market, except for energy and materials. Unlike in 2000, when the technology sector precipitated the market’s collapse, this time tech is along for the ride. Well-managed tech companies generating good earnings and cash flow are delivering solid growth, yet they are selling at a fraction of their values from a year ago.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. Semiconductor companies accounted for 21% of the portfolio. Other major components include software at 20% and telecommunications equipment at 19%. Since our last report, we trimmed hardware, semiconductors, and telecommunication and increased the fund’s allocation to software and media. In addition, we ended the period with a higher-than-normal level of cash reserves. Given our cautious outlook for technology stocks in general, we ended the reporting period with reserves at about 7% of assets.

Our best absolute contributors during the past six months were Qualcomm, Marvell Technology Group, and Xilinx. Demand for 3-G, or third generation, phones with high-speed data capabilities drove demand for Qualcomm’s chipsets. Marvell saw a sales spurt in its chips for converged solutions, such as Apple’s popular iPhone, which has cellular, video, and storage functions. New top management at Xilinx helped the semiconductor company realize better margins on increased sales. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our overweight in semiconductors benefited returns this period. The demand for multifunction chips used in telecommunication helped our digital semiconductor holdings such as Broadcom, Altera, and PMC-Sierra. Analog semiconductor companies National Semiconductor and Analog Devices generated strong six-month performance on investors’ belief that the semiconductor cycle had bottomed. We added well-managed semiconductor equipment makers KLA-Tencor and ASML Holding, which also gained on the expectation that semiconductor companies would need new equipment to begin increasing production of next-generation chips.

Among our software holdings, applications companies Digital River and Salesforce.com gained, but Adobe Systems declined. Demand for Nintendo’s Wii game platform and software remained strong, and, more importantly, the Wii has found success outside of the traditional young male gamers. Gaming software maker Electronic Arts had extremely weak performance after reporting solid sales but lower margins and poor cash flow. The company is seeking approval for its proposed acquisition of Take-Two Interactive, which will add the hot-selling game Grand Theft Auto to its lineup. With new titles coming out and tighter controls, we think Electronic Arts’ outlook for the remainder of 2008 looks good. We added to our position, and the stock is now our largest holding.

Although the fund’s IT services holdings represent a small proportion of the overall portfolio, they performed strongly this period. Accenture, a global consulting and services company, reported solid earnings growth on the strength of its outsourcing business.

With few exceptions, most hardware companies lost ground during the period. Computer maker Dell, storage giant EMC, contract manufacturer Foxconn, communications equipment company Motorola, and networking equipment companies Cisco Systems, Ciena, and Juniper Networks all tumbled. Even Apple, despite strong demand for its iPhone, fell. We used the opportunity to buy more shares. We eliminated BlackBerry maker Research In Motion. We believe that mobile communication devices are evolving into portable Internet devices and will be used less for voice and e-mail. We believe the BlackBerry is likely to lose market share in the future to devices like the iPhone, and its premium valuation makes the stock susceptible to a significant correction even with good fundamental results.

STRATEGY REVIEW AND OUTLOOK

Given the current uncertain U.S. economy, consumers and businesses are likely to spend cautiously on technology equipment and services in this year’s final two quarters, which historically have been the strongest for the sector. We are also concerned that tech companies’ high margins limit their ability to grow earnings, which means that future stock performance must come from increased sales.

Expectations are running high that tech stocks will repeat the pattern of the previous seven years and rebound strongly in the year’s second half. We are a little leery, to say the least. High oil prices and the lack of consumer confidence don’t augur well for consumer spending on tech. Corporations may need a clearer view of how the U.S. economy is going to play out this year. Until they do, they are likely to keep a tight grip on their technology budgets. With Europe’s slowing growth and Japan’s stagnant economy and stronger yen, those regions are unlikely to generate much demand for IT equipment and software upgrades. Unlike the tech downturn that started in 2000, we believe valuations relative to the overall market are currently much more reasonable on a historical and relative basis. We have positioned the portfolio to take advantage of those stocks with reasonable valuations that have more accurately priced in the lower expectations we have for this year. We also remain focused on companies with growing market share and strong management teams that are positioned to benefit from the opportunities regardless of the economic and IT spending environment.

As always, we appreciate your continued support.

Respectfully submitted,

Michael F. Sola
President of the fund and chairman of its Investment Advisory Committee

July 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

PORTFOLIO MANAGEMENT CHANGE

On January 1, 2009, Kennard W. Allen will replace Michael F. Sola as lead portfolio manager and chairman of the investment committee for the T. Rowe Price Science & Technology Fund. Allen joined T. Rowe Price in 2000 as an associate analyst of software companies and was promoted to analyst in 2003. Allen has worked on a number of the firm’s institutional portfolio strategies and has been a contributor to T. Rowe Price’s three technology-focused funds.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Merrill Lynch Technology 100 Index: An equally weighted index that includes the 100 largest (by market capitalization) technology companies.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 93.8%		
HARDWARE 15.4%		
Consumer Electronics 3.9%		
Apple (1)	660,000	110,510
		110,510
Enterprise Hardware 7.9%		
Dell (1)	3,500,000	76,580
Delta Electronics (TWD)	5,000,000	13,961
EMC (1)	2,800,000	41,132
High Tech Computer (TWD)	500,000	11,185
NetApp (1)	2,150,000	46,569
Palm (1)	3,000,000	16,170
QLogic (1)	1,000,000	14,590
		220,187
Supply Chain/Electronic Manufacturing 3.6%		
Avnet (1)	1,000,000	27,280
Foxconn (HKD) (1)	9,276,000	8,908
Foxconn Technology (TWD)	1,250,000	5,748
Hon Hai Precision (TWD)	3,000,000	14,754
Stanley Electric (JPY)	500,000	12,039
Tyco Electronics	900,000	32,238
		100,967
Total Hardware		431,664
IT SERVICES 5.0%		
IT Services 5.0%		
Accenture, Class A	1,350,000	54,972
Infosys Technologies (INR)	700,000	28,089
SAIC (1)	500,000	10,405
Satyam Computer Services (INR)	2,500,000	25,464

Tata Consultancy (INR)	1,000,000	19,973
Total IT Services		138,903
MEDIA 8.1%		
Gaming 0.4%		
International Game Technology	500,000	12,490
		12,490
Internet 7.7%		
Amazon.com (1)	300,000	21,999
eBay (1)	2,250,000	61,493
Google, Class A (1)	210,000	110,548
Monster Worldwide (1)	1,000,000	20,610
		214,650
Total Media		227,140
MISCELLANEOUS 0.8%		
Miscellaneous 0.8%		
PowerShares QQQ NASDAQ 100	500,000	22,585
Total Miscellaneous		22,585
SEMICONDUCTORS 20.4%		
Analog Semiconductors 5.9%		
Analog Devices	2,000,000	63,540
Maxim Integrated Products	3,300,000	69,795
National Semiconductor	1,500,000	30,810
		164,145
Digital Semiconductors 13.0%		
Advanced Micro Devices (1)	1,500,000	8,745
Altera	4,300,000	89,010

TELECOM SERVICES 1.5%		
Wireless - Domestic 1.5%		
American Tower, Class A (1)	500,000	21,125
Crown Castle International (1)	500,000	19,365
Total Telecom Services		40,490
Total Miscellaneous Common Stocks 4.9% (2)		136,515
Total Common Stocks (Cost $3,081,442)		2,621,616
CONVERTIBLE BONDS 0.4%		
Liberty Media, 3.50%, 1/15/31	25,000,000	11,775
Total Convertible Bonds (Cost $19,643)		11,775
SHORT-TERM INVESTMENTS 7.3%		
Money Market Funds 7.3%		
T. Rowe Price Government Reserve Investment Fund, 1.98% (3)(4)	204,163,939	204,164
Total Short-Term Investments (Cost $204,164)		204,164
Total Investments in Securities 101.5% of Net Assets (Cost $3,305,249)		**$ 2,837,555**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depository Receipts
HKD Hong Kong Dollar
INR Indian Rupee
JPY Japanese Yen
TWD Taiwan Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,305,249)	$ 2,837,555
Receivable for investment securities sold	17,262
Foreign currency (cost $3,586)	3,586
Interest and dividends receivable	1,147
Receivable for shares sold	944
Cash	55
Other assets	5,917
Total assets	2,866,466
Liabilities	
Payable for investment securities purchased	44,792
Payable for shares redeemed	18,235
Investment management fees payable	1,602
Due to affiliates	596
Other liabilities	6,273
Total liabilities	71,498
NET ASSETS	$ 2,794,968
Net Assets Consist of:	
Accumulated net investment loss	$ (1,428)
Accumulated undistributed net realized loss	(4,976,450)
Net unrealized loss	(467,698)
Paid-in capital applicable to 128,386,395 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	8,240,544
NET ASSETS	$ 2,794,968
NET ASSET VALUE PER SHARE	
Investor Class	
($2,399,626,392 / 110,195,262 shares outstanding)	$ 21.78
Advisor Class	
($395,341,945 / 18,191,133 shares outstanding)	$ 21.73

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (1,428)	$ (5,738)
Net realized gain (loss)	(61,320)	408,537
Change in net unrealized loss	(169,491)	(51,884)
Increase (decrease) in net assets from operations	(232,239)	350,915
Capital share transactions*		
Shares sold		
Investor Class	197,644	396,080
Advisor Class	17,732	25,043
Distributions reinvested		
Investor Class	–	–
Shares redeemed		
Investor Class	(272,520)	(758,352)
Advisor Class	(28,610)	(91,135)
Decrease in net assets from capital share transactions	(85,754)	(428,364)
Net Assets		
Decrease during period	(317,993)	(77,449)
Beginning of period	3,112,961	3,190,410
End of period	**$ 2,794,968**	**$ 3,112,961**
Undistributed (accumulated) net investment income (loss)	(1,428)	–
*Share information		
Shares sold		
Investor Class	8,866	16,903
Advisor Class	791	1,055
Distributions reinvested		
Shares redeemed	–	–
Investor Class	(12,725)	(33,304)
Advisor Class	(1,345)	(4,057)
Decrease in shares outstanding	(4,413)	(19,403)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and Science & Technology Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $137,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The Fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase and sell, respectively, a security at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Written options are reflected in the accompanying statement of assets and liabilities at market value. Transactions in options written and related premiums received during the six months ended June 30, 2008, were as follows:

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,377,352,000 and $1,355,207,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2007, the fund had $4,914,427,000 of unused capital loss carryforwards, of which $2,880,786,000 expire in fiscal 2009, $1,904,219,000 expire in fiscal 2010, and $129,422,000 expire in fiscal 2011.

At June 30, 2008, the cost of investments for federal income tax purposes was $3,305,249,000. Net unrealized loss aggregated $467,698,000 at period-end, of which $66,471,000 related to appreciated investments and $534,169,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $93,000 for Price Associates, $2,031,000 for T. Rowe Price Services, Inc., and $636,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2008, the fund was charged $24,000 for shareholder servicing costs related to the college savings plans, of which $18,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 510,520 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and the Advisor Class and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for both classes) was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008